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                                                                   Exhibit 23.4

                  [STRADLEY RONON STEVENS & YOUNG LETTERHEAD]

                                July 19, 1995

Circon Corporation
6500 Hollister Avenue
Santa Barbara, CA 93117

Re:  Form S-4 Registration Statement and related Prospectus and
     Joint Proxy Statement of Cabot Medical Corporation and
     Circon Corporation

Gentlemen:

     We hereby consent to the reference to our firm under the caption "THE MERGER AND RELATED TRANSACTIONS - Certain Federal Income Tax Consequences" in the above referenced Form S-4 Registration Statement and related Prospectus and Joint Proxy Statement.

                                        Sincerely,

                                        STRADLEY, RONON, STEVENS & YOUNG


                                        By: /s/ JAMES M. PAPADA, III
                                            -----------------------------------
                                            James M. Papada, III,
                                            A Partner

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